Exhibit 10.13

EXECUTION COPY

***Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions have been filed separately with the Securities and Exchange Commission.

CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT

by and between

Merck Sharp & Dohme B.V.,

and

Adaptimmune Limited

Dated: October 27th, 2016

	6.2.	Merck Termination Right for Safety	17

	6.3.	Material Breach	17

	6.4.	Mutual Termination Right for Patient Safety	18

	6.5.	Mutual Termination Right Due to Regulatory Action; Other Reasons	18

	6.6.	Return of Merck Compound	18

	6.7.	Anti-Corruption	18

	6.8.	Survival	18

	6.9.	No Prejudice	18

	6.10.	Confidential Information	19

	6.11.	Manufacturing Costs	19

7.	Costs of Study		19

8.	Supply and Use of the Compounds		20

	8.1.	Supply of the Compounds	20

	8.2.	Clinical Quality Agreement	20

	8.3.	Minimum Shelf Life Requirements	20

	8.4.	Provision of Compounds	20

	8.5.	Labeling and Packaging; Use, Handling and Storage	21

	8.6.	Product Specifications	22

	8.7.	Changes to Manufacturing	22

	8.8.	Product Testing; Noncompliance	22

	8.9.	Investigations	23

	8.10.	Shortage; Allocation	23

	8.11.	Records; Audit Rights	24

	8.12.	Quality	24

	8.13.	Quality Control	24

	8.14.	Audits and Inspections	24

	8.15.	Recalls	24

	8.16.	VAT	24

9.	Confidentiality		25

	9.1.	Confidential Information	25

	9.2.	Inventions	25

	9.3.	Personal Identifiable Data	25

	9.4.	Firewall.	25

10.	Intellectual Property		26

	10.1.	Joint Ownership and Prosecution	26

	10.2.	Inventions Owned by Adaptimmune	29

	10.3.	Inventions Owned by Merck	29

	10.4.	Mutual Freedom to Operate for Combination Inventions	29

11.	Reprints; Rights of Cross-Reference		30

12.	Publications; Press Releases		30

	12.1.	Clinical Trial Registry	30

	12.2.	Publication	30

	12.3.	Press Releases	31

13.	Representations and Warranties; Disclaimers		31

	13.1.	Due Authorization	31

	13.2.	Compounds	31

	13.3.	Results	31

	13.4.	Anti-Corruption	31

	13.5.	DISCLAIMER	33

14.	Insurance; Indemnification; Limitation of Liability		33

	14.1.	Insurance	34

	14.2.	Indemnification	34

	14.3.	LIMITATION OF LIABILITY	35

15.	Use of Name		35

16.	Force Majeure		35

17.	Entire Agreement; Amendment; Waiver		35

18.	Assignment and Affiliates		36

19.	Invalid Provision		36

20.	No Additional Obligations		36

21.	Governing Law; Dispute Resolution		36

22.	Notices		37

23.	Relationship of the Parties		38

24.	Counterparts and Due Execution		38

25.	Construction		38

Appendices

Appendix A

Appendix B

Schedules

Schedule I

Schedule 3.12

Schedule 12.3

CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT

This CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT (this “Agreement”), made as of October 27, 2016 (the “Effective Date”), is by and between Merck Sharp & Dohme B.V., having a place of business at Waarderweg 39, 2031 BN Haarlem, Netherlands (“Merck”), and Adaptimmune Limited, having a place of business at 101 Park Drive, Milton Park, Abingdon Oxfordshire, OX14 4RY, UK (“Adaptimmune”).  Merck and Adaptimmune are each referred to herein individually as “Party” and collectively as “Parties”.

RECITALS

A.                                Merck holds intellectual property rights with respect to the Compound (as defined below).

B.                                 Adaptimmune is developing the Adaptimmune Compound (as defined below) for the treatment of certain tumor types.

C.                                 Merck is developing the Merck Compound for the treatment of certain tumor types.

D.                                Adaptimmune or its Affiliate desires to sponsor a clinical trial in which the Adaptimmune Compound and the Merck Compound would be dosed concurrently or in combination.

E.                                  Merck and Adaptimmune, consistent with the terms of this Agreement, desire to collaborate as more fully described herein, including by providing the Merck Compound and the Adaptimmune Compound for the Study (as defined below).

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants and conditions, the Parties, intending to be legally bound, mutually agree as follows:

1.                                    Definitions.

For all purposes of this Agreement, the capitalized terms defined in this Article 1 and throughout this Agreement shall have the meanings herein specified.

1.1.                        “Adaptimmune” has the meaning set forth in the preamble.

1.2.                        “Adaptimmune Background Patents” has the meaning set forth in Section 10.4.1.

1.3.                        “Adaptimmune Class Compound” means any T-cell transfected or transduced with the genetic sequences for any affinity enhanced T-cell receptor.

1.4.                        “Adaptimmune Compound” means an engineered T-cell containing the gene sequence for NY-ESO-1c259T, an affinity enhanced TCR capable of recognizing the HLA-A*02-SLLMWITQC antigen complex ***

.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1.5.                        “Adaptimmune Inventions” has the meaning set forth in Section 10.2.

1.6.                        “Affiliate” means, with respect to either Party or GSK, a firm, corporation or other entity which directly or indirectly owns or controls said Party or GSK, or is owned or controlled by said Party or GSK, or is under common ownership or control with said Party or GSK.  The word “control” as used in this definition means (i) the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of a legal entity, or (ii) possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise.

1.7.                        “Agreement” means this agreement, as amended by the Parties from time to time, and as set forth in the preamble.

1.8.                        “Alliance Manager” has the meaning set forth in Section 3.10.

1.9.                        “Applicable Law” means all federal, state, local, national and regional statutes, laws, rules, regulations and directives applicable to a particular activity hereunder, including performance of clinical trials, medical treatment and the processing and protection of personal and medical data, that may be in effect from time to time, including those promulgated by the United States Food and Drug Administration (“FDA”), national regulatory authorities, the European Medicines Agency (“EMA”) and any successor agency to the FDA or EMA or any agency or authority performing some or all of the functions of the FDA or EMA in any jurisdiction outside the United States or the European Union (each a “Regulatory Authority” and collectively, “Regulatory Authorities”), and including cGMP and GCP (each as defined below); all data protection requirements such as those specified in the EU Data Protection Directive and the regulations issued under the United States Health Insurance Portability and Accountability Act of 1996 (“HIPAA”); export control and economic sanctions regulations which prohibit the shipment of United States-origin products and technology to certain restricted countries, entities and individuals; anti-bribery and anti-corruption laws including those pertaining to interactions with government agents, officials and representatives; laws and regulations governing payments to, and the reporting of payments made to, healthcare providers; and any United States or other country’s or jurisdiction’s successor or replacement statutes, laws, rules, regulations and directives relating to the foregoing.

1.10.                “Business Day” means any day other than a Saturday, Sunday, or a day on which commercial banks located in the country where the applicable obligations are to be performed are authorized or required by law to be closed.

1.11.                “cGMP” means the current Good Manufacturing Practices officially published and interpreted by EMA, FDA and other applicable Regulatory Authorities that may be in effect from time to time and are applicable to the Manufacture of the Compounds.

1.12.                “Clinical Data” means all data (including raw data) and results generated by or on behalf of either Party or at either Party’s direction, or by or on behalf of the Parties together or at their direction, in the course of each such Party’s performance of the Study; provided however, that Clinical Data does not include Sample Testing Results.

1.13.                “Clinical Quality Agreement” has the meaning set forth in Section 8.2.

1.14.                “CMC” means “Chemistry Manufacturing and Controls” as such term of art is used in the pharmaceutical industry.

1.15.                “Combination” means the use or method of using the Adaptimmune Compound and the Merck Compound in concomitant or sequential administration.

1.16.                “Compounds” means the Adaptimmune Compound and the Merck Compound.  A “Compound” means either the Adaptimmune Compound or the Merck Compound, as applicable.

1.17.                “Confidential Information” means any information, Know-How or other proprietary information or materials furnished to one Party (“Receiving Party”) by the other Party (“Disclosing Party”) pursuant to this Agreement, except to the extent that such information or materials: (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party, as demonstrated by competent evidence; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; (d) was disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or (e) was subsequently developed by the Receiving Party without use of the Disclosing Party Confidential Information, as demonstrated by competent evidence.

1.18.                “Continuing Party” has the meaning set forth in Section 10.1.3.

1.19.                “Control” or “Controlled” means, the rightful possession by a Party, whether directly or indirectly and whether by ownership, license (other than pursuant to this Agreement) or otherwise, of the right (excluding where any required Third Party consent cannot be obtained) to grant to the other Party a license, sublicense or other right to use without breaching the terms of any agreement with any Third Party.

1.20.                “CTA” means an application to a Regulatory Authority for purposes of requesting the ability to start or continue a clinical trial.

1.21.                “Data Sharing and Sample Testing Schedule” means the schedule attached hereto as Schedule I.

1.22.                “Defending Party” has the meaning set forth in Section 14.2.3.

1.23.                “Delivery” with respect to the Merck Compound has the meaning set forth in Section 8.4.1, and with respect to the Adaptimmune Compound, the meaning set forth in Section 8.4.2.

1.24.                “Direct Manufacturing Costs” has the meaning set forth in Section 6.11.

1.25.                “Disclosing Party” has the meaning set forth in the definition of Confidential Information.

1.26.                “Disposition Package” has the meaning set forth in Section 8.8.1.

1.27.                “Dispute” has the meaning set forth in Section 21.1.

1.28.                “Effective Date” has the meaning set forth in the preamble.

1.29.                “EMA” has the meaning set forth in the definition of Applicable Law.

1.30.                “Exclusion List” has the meaning set forth in the definition of Violation.

1.31.                “FDA” has the meaning set forth in the definition of Applicable Law.

1.32.                “Filing Party” has the meaning set forth in Section 10.1.3.

1.33.                “Force Majeure” has the meaning set forth Section 16.

1.34.                “GAAP” has the meaning set forth in Section 6.11.

1.35.                “GCP” means the Good Clinical Practices officially published by EMA, FDA and the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) that may be in effect from time to time and are applicable to the testing of the Compounds.

1.36.                “Government Official” means: (a) any officer or employee of a government or any department, agency or instrument of a government; (b) any Person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government; (c) any officer or employee of a company or business owned in whole or part by a government; (d) any officer or employee of a public international organization such as the World Bank or United Nations; (e) any officer or employee of a political party or any Person acting in an official capacity on behalf of a political party; and/or (f) any candidate for political office; who, when such Government Official is acting in an official capacity, or in an official decision-making role, has responsibility for performing regulatory inspections, government authorizations or licenses, or otherwise has the capacity to make decisions with the potential to affect the business of either of the Parties.

1.37.                “GSK” means GlaxoSmithKline Intellectual Property Development Ltd or its Affiliates.

1.38.                “HIPAA” has the meaning set forth in the definition of Applicable Law.

1.39.                “IND” means any Investigational New Drug Application filed or to be filed with the FDA as described in Title 21 of the U.S. Code of Federal Regulations, Part 312, and the equivalent application in the jurisdictions outside the United States, including an “Investigational Medicinal Product Dossier” or CTA filed or to be filed with Regulatory Authorities in the European Union.

1.40.                “Indirect Manufacturing Costs” has the meaning set forth in Section 6.11.

1.41.                “Inventions” means all inventions and discoveries, whether or not patentable, that are made, conceived, or first actually reduced to practice by or on behalf of a Party, or by or on behalf of the Parties together, (i) in the design or performance of the Study or in the design or performance of any Subsequent Study performed pursuant to Section 3.15 or (ii) through use of unpublished Clinical Data.

1.42.                “Joint Development Committee” or “JDC” has the meaning set forth in Section 3.10.

1.43.                “Joint Patent Application” has the meaning set forth in Section 10.1.3.

1.44.                “Joint Patent” means a patent that issues from a Joint Patent Application.

1.45.                “Jointly Owned Invention” has the meaning set forth in Section 10.1.1.

1.46.                “Know-How” means any proprietary invention, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, including manufacturing, use, process, structural, operational and other data and information, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, that is not generally known or otherwise in the public domain.

1.47.                “Liability” has the meaning set forth in Section 14.2.1.

1.48.                “Manufacture,” “Manufactured,” or “Manufacturing” means all activities related to the manufacture of a Compound, including planning, purchasing, manufacture, processing, compounding, storage, filling, packaging, waste disposal, labeling, leafleting, testing, quality assurance, sample retention, stability testing, release, dispatch and supply, as applicable.

1.49.                “Manufacturer’s Release” or “Release” has the meaning ascribed to such term in the Clinical Quality Agreement.

1.50.                “Manufacturing Site” means the facilities where a Compound is Manufactured by or on behalf of a Party, as such Manufacturing Site may change from time to time in accordance with Section 8.7.

1.51.                “Merck” has the meaning set forth in the preamble.

1.52.                “Merck Background Patents” has the meaning set forth in Section 10.4.2.

1.53.                “Merck Compound” means pembrolizumab, a humanized anti-human PD-1 monoclonal antibody, ***

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1.54.                “Merck Inventions” has the meaning set forth in Section 10.3.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1.55.                “Merck Restricted Personnel” means ***

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1.56.                “NDA” means a New Drug Application, Biologics License Application, Marketing Authorization Application, filing pursuant to Section 510(k) of the United States Federal Food, Drug and Cosmetic Act, or similar application or submission for a marketing authorization of a product filed with a Regulatory Authority to obtain marketing approval for a biological, pharmaceutical or diagnostic product in that country or in that group of countries.

1.57.                “Non-Conformance” means, with respect to a given unit of Compound, (i) an event that deviates from an approved cGMP requirement with respect to the applicable Compound, such as a procedure, Specification, or operating parameter, or that requires an investigation to assess impact to the quality of the applicable Compound or (ii) that such Compound failed to meet the applicable representations and warranties set forth in Section 2.3.  Classification of the Non-Conformance is detailed in the Clinical Quality Agreement.

1.58.                “Non-Filing Party” has the meaning set forth in Section 10.1.3.

1.59.                “Other Party” has the meaning set forth in Section 14.2.3.

1.60.                “Option Purchase Agreement” means the Collaboration and Licence Agreement between Adaptimmune and GSK dated May 30, 2014, as amended.

1.61.                “Opting-out Party” has the meaning set forth in Section 10.1.3.

1.62.                “Party” has the meaning set forth in the preamble.

1.63.    “PD-1 Antagonist” means any small or large molecule that ***                                                          .

1.64.                “Person” means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or governmental entity.

1.65.                “Pharmacovigilance Agreement” has the meaning set forth in Section 5.1.

1.66.                “Project Manager” has the meaning set forth in Section 3.10.

1.67.                “Protocol” means the written documentation that describes the Study and sets forth specific activities to be performed as part of the conduct of the Study, a summary of which is attached hereto as Appendix A.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1.68.                “Receiving Party” has the meaning set forth in the definition of Confidential Information.

1.69.                “Regulatory Approvals” means, with respect to a Compound, any and all permissions (other than the Manufacturing approvals) required to be obtained from Regulatory Authorities and any other competent authority for the development, registration, importation and distribution of such Compound in the United States, Europe or other applicable jurisdictions for use in the Study.

1.70.                “Regulatory Authorities” has the meaning set forth in the definition of Applicable Law.

1.71.                “Regulatory Documentation” means, with respect to the Compounds, all submissions to Regulatory Authorities in connection with the development of such Compounds, including all INDs and amendments thereto, NDAs and amendments thereto, drug master files, correspondence with Regulatory Authorities, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents that include Clinical Data).

1.72.                “Related Agreements” means the Pharmacovigilance Agreement, the Clinical Quality Agreement and the agreement referenced in Section 4.3 (Financial Disclosure).

1.73.                “Right of Reference” means the “right of reference” defined in 21 CFR 314.3(b), including with regard to a Party, allowing the applicable Regulatory Authority in a country to have access to relevant information (by cross-reference, incorporation by reference or otherwise) contained in Regulatory Documentation (and any data contained therein) filed with such Regulatory Authority with respect to a Party’s Compound, only to the extent necessary for the conduct of the Study in such country or as otherwise expressly permitted or required under this Agreement to enable a Party to exercise its rights or perform its obligations hereunder.

1.74.                “SAEs” has the meaning set forth in Section 5.2.

1.75.                “Samples” means biological specimens collected from subjects participating in the Study, including urine, blood and tissue samples.

1.76.                “Sample Testing” means the analyses to be performed by each Party using the applicable Samples, as described in the Data Sharing and Sample Testing Schedule.

1.77.                “Sample Testing Results” means those data and results arising from the Sample Testing performed by a Party.

1.78.                “Specifications” means, with respect to a given Compound, the set of requirements for such Compound as set forth in the Clinical Quality Agreement.

1.79.                “Study” means the pilot clinical trial described in the Protocol to evaluate the safety, pharmacokinetics, pharmacodynamics, and preliminary efficacy of the concomitant and/or sequenced administration of the combination of the Merck Compound and the Adaptimmune Compound in patients with multiple myeloma.

1.80.                “Study Completion” has the meaning set forth in Section 3.11.

1.81.                “Subcontractors” has the meaning set forth in Section 2.4.

1.82.                “Term” has the meaning set forth in Section 6.1.

1.83.                “Territory” means anywhere in the world.

1.84.                “Third Party” means any Person or entity other than Adaptimmune, Merck or their respective Affiliates.

1.85.                “Toxicity & Safety Data” means Clinical Data which comprises all clinical adverse event information and/or patient-related safety data, as more fully described in the Pharmacovigilance Agreement.

1.86.                “VAT” has the meaning set forth in Section 8.16.

1.87.                “Violation” means that a Party or any of its officers or directors or any other personnel (or other permitted agents of a Party performing activities hereunder) has been:  (1) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (2) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or listed as having an active exclusion in the System for Award Management (http://www.sam.gov); or (3) listed by any US Federal agency as being suspended, debarred, excluded or otherwise ineligible to participate in Federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (1), (2) and (3) collectively the “Exclusions Lists”).

2.                                    Scope of the Agreement.

2.1.                        Generally.  Each Party shall: (a) contribute to the Study such resources as are necessary to fulfill its obligations set forth in this Agreement; and (b) act in good faith in performing its obligations under this Agreement and each Related Agreement to which it is a Party.

2.2.                        Manufacturing Delay. Each Party shall notify the other Party as promptly as possible in the event of any Manufacturing delay that is likely to adversely affect supply of its Compound as contemplated by this Agreement.  In providing such notification each Party shall provide information on the nature of such delay and the likely impact on supply of Compound for use in accordance with the Protocol (including estimates as to when such adverse affect will cease to impact supply), provided that there shall be no obligation on the relevant Party under this Section 2.2 to provide any of its or any Third Party’s proprietary Manufacturing information or technology information.

2.3.                        Compound Commitments.

(a)                               Adaptimmune agrees to Manufacture and supply the Adaptimmune Compound for purposes of the Study in accordance with Article 8, and Adaptimmune hereby represents and warrants to Merck that, at the time of Delivery of the Adaptimmune Compound, such Adaptimmune Compound shall have been Manufactured and supplied in compliance with: (i) the Specifications for the Adaptimmune Compound; (ii) the Clinical Quality Agreement; and (iii) all Applicable Law, including cGMP and health, safety and environmental protections.

(b)                              Merck agrees to Manufacture and supply the Merck Compound for purposes of the Study in accordance with Article 8, and Merck hereby represents and warrants to Adaptimmune that, at the time of Delivery of the Merck Compound, such Merck Compound shall have been Manufactured and supplied in compliance with: (i) the Specifications for the Merck Compound; (ii) the Clinical Quality Agreement; and (iii) all Applicable Law, including cGMP and health, safety and environmental protections.

(c)                               Without limiting the foregoing, each Party is responsible for obtaining all regulatory approvals (including facility licenses) that are required to Manufacture its Compound in accordance with Applicable Law (provided that, for clarity, Adaptimmune shall be responsible for obtaining Regulatory Approvals for the conduct of the Study as set forth in Section 3.4).

2.4.                        Delegation of Obligations.  Each Party shall have the right to delegate any portion of its obligations hereunder as follows:  (a) to such Party’s Affiliates; (b) to contract research organizations or other Third Parties that (i) are conducting clinical trials of such Party’s Compound as of the Effective Date and are set forth in the Protocol as performing such Study activities (ii) are conducting Sample Testing for such Party, (iii) are engaging in the analysis or testing of Clinical Data for such Party or (iv) are set forth on Schedule 2.4; (c) ***                                                                                                and (d) upon the written consent of the other Party such consent not to be unreasonably withheld or delayed.  Any and all Third Parties to whom a Party delegates any of its obligations hereunder are referred to as “Subcontractors”.  Notwithstanding any delegation of its obligations hereunder, each Party shall remain solely and fully liable for the performance of its Affiliates and Subcontractors to which such Party delegates the performance of its obligations under this Agreement.  Each Party shall ensure that each of its Affiliates and Subcontractors performs such Party’s obligations pursuant to the terms of this Agreement, including the Appendices and Schedules attached hereto.  Each Party shall obtain and maintain copies of documents relating to the obligations performed by such Affiliates and use reasonable efforts to obtain and have maintained documents relating to the obligations performed by such Subcontractors that are required to be provided to the other Party under this Agreement.

2.5.                        Compounds.  Except as expressly set forth in Section 3.15, this Agreement does not create any obligation on the part of Merck to provide the Merck Compound for any activities other than the Study, nor does it create any obligation on the part of Adaptimmune to provide the Adaptimmune Compound for any activities other than the Study.

3.            Conduct of the Study.

3.1.                        Sponsor.  Adaptimmune shall act as the sponsor of the Study under its existing IND for the Adaptimmune Compound with a Right of Reference to the IND of the Merck Compound as further described

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

in Section 3.4; provided, however, that in no event shall Adaptimmune file an additional IND for the Study unless required by Regulatory Authorities to do so.  If a Regulatory Authority requests an additional IND for the Study the Parties shall meet and mutually agree on an approach to address such requirement.

3.2.                        Performance.  Adaptimmune and its Affiliates shall perform the Study in accordance with this Agreement, the Protocol and all Applicable Law, including GCP and shall ensure that its Subcontractors do the same.

3.3.                        Debarred Personnel; Exclusion Lists.  Notwithstanding anything to the contrary contained herein, Adaptimmune shall not employ or subcontract with any Person that is excluded, debarred, suspended, proposed for suspension or debarment, in Violation or otherwise ineligible for government programs for the performance of the Study or any other activities under this Agreement or the Related Agreements.  Both Parties hereby certify that it has not employed or otherwise used in any capacity and will not employ or otherwise use in any capacity, the services of any Person suspended or debarred under United States law, including 21 USC 335a, or any foreign equivalent thereof, in performing any portion of the Study or other activities under this Agreement or the Related Agreements and that each Party has, as of the Effective Date, screened itself, and its officers and directors, against the Exclusions Lists and that it has informed Merck whether it or any of its officers or directors is in Violation.  Each Party shall notify the other Party in writing immediately if any such suspension debarment or Violation occurs or comes to its attention, and shall, with respect to any Person so suspended, debarred or in Violation, promptly remove such Person from performing activities, function or capacity related to the Study or otherwise related to activities under this Agreement or the Related Agreements.

3.4.                        Regulatory Matters.  Adaptimmune shall:  (a) obtain, prior to initiating the Study, all Regulatory Approvals from all Regulatory Authorities, ethics committees and/or institutional review boards with jurisdiction over the Study prior to initiating the Study; and (b) follow all directions from any such Regulatory Authorities, ethics committees and/or institutional review boards.  To the extent solely related to Merck Compound, Merck shall reasonably assist and cooperate with Adaptimmune to the extent necessary to enable Adaptimmune to comply with Sections 3.4(a) and (b). Merck shall have the right (but not the obligation) to participate in any discussions with a Regulatory Authority regarding matters related to the Merck Compound.  Each Party shall provide to the other, as necessary, a cross-reference letter or similar communication to the applicable Regulatory Authority to effectuate the Right of Reference.  ***                                                                                                                                              . Merck shall authorize FDA and other applicable Regulatory Authorities to cross-reference the appropriate Merck Compound INDs and CTAs to provide data access to Adaptimmune sufficient to support conduct of the Study.  If Merck’s CTA is not available in a given country, Merck will file its CMC data with the Regulatory Authority for such country, referencing Adaptimmune’s CTA as appropriate (***                                                                             ).

3.5.                        Documentation.  Adaptimmune shall maintain reports and all related documentation for the Study in good scientific manner and in compliance with Applicable Law.  Adaptimmune shall provide to Merck all Study information and documentation reasonably requested by Merck to enable Merck to (a) comply with any of its legal, regulatory and/or contractual obligations, or any request by any Regulatory Authority, related to

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

the Merck Compound and (b) determine whether the Study has been performed in accordance with this Agreement.

3.6.                        Copies.  Adaptimmune shall provide to Merck copies of all Clinical Data, in electronic form or other mutually agreeable alternate form and on the timelines specified in the Data Sharing and Sample Testing Schedule (if applicable) or upon mutually agreeable timelines; provided, however, that a complete copy of the Clinical Data shall be provided to Merck no later than thirty (30) days following Study Completion. Such complete copy may be provided by Adaptimmune providing access to Merck to its electronic database holding all such Clinical Data. Adaptimmune shall ensure that all patient authorizations and consents required under HIPAA, the EU Data Protection Directive or any other similar Applicable Law in connection with the Study permit such sharing of Clinical Data with Merck. Should additional data protection agreements be required to enable transfer of Clinical Data to any Party to be in compliance with Applicable Laws, the Parties will work together in good faith to put in place such additional data protection agreements, in each case sufficient to ensure compliance with Applicable Laws.

3.7.                        Samples.

(a)                               Adaptimmune shall provide Samples to Merck as specified in the Protocol or as agreed to by the Joint Development Committee.  Each Party shall use the Samples only for the Sample Testing and each Party shall conduct the Sample Testing solely in accordance with the Data Sharing and Sample Testing Schedule and the Protocol and any patient informed consent forms.  Merck shall own all Sample Testing Results arising from Sample Testing performed by or on behalf of Merck.  Merck shall provide to Adaptimmune the Sample Testing Results for the Sample Testing conducted by or on behalf of Merck, in electronic form or other mutually agreeable alternate form, to the extent specified on the Data Sharing and Sample Testing Schedule and on the timelines specified in the Data Sharing and Sample Testing Schedule or as otherwise mutually agreed.

(b)                              Adaptimmune shall own all Sample Testing Results arising from Sample Testing performed by or on behalf of Adaptimmune.  Adaptimmune shall provide to Merck the Sample Testing Results for the Sample Testing conducted by or on behalf of Adaptimmune, in electronic form or other mutually agreeable alternate form, to the extent specified on the Data Sharing and Sample Testing Schedule and on the timelines specified in the Data Sharing and Sample Testing Schedule or as otherwise mutually agreed.

(c)                               Except to the extent otherwise agreed in a writing signed by authorized representatives of each Party, each Party may use and disclose the Sample Testing Results owned by the other Party only for the purposes of ***

.

3.8.                        Ownership and Use of Clinical Data.

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3.8.1.            ***

.  Adaptimmune shall maintain the Clinical Data in its internal database; provided, however, that at all times during the Term, Adaptimmune shall grant Merck access to all Clinical Data and any portions of Adaptimmune’s database that include Clinical Data.

3.8.2.            Notwithstanding the foregoing, and subject to the remaining provisions of this Section 3.8 and Section 9.4 or as otherwise permitted under this Agreement (including as set forth in Section 3.12 with respect to disclosure to GSK), before publication of the Clinical Data in accordance Article 12: ***

provided, however, that the foregoing shall not limit or restrict either Party’s ability to (A) use or disclose the Clinical Data as may be necessary to comply with Applicable Law or with such Party’s internal policies and procedures with respect to pharmacovigilance and adverse event reporting or (B) share with Third Parties or Affiliates Toxicity and Safety Data where because of severity, frequency or lack of reversibility either Party needs to use such Toxicity and Safety Data with respect to its own Compound or the Combination to ensure patient safety or (C) to Subcontractors solely as necessary to perform its subcontracted obligations contemplated by this Agreement or the Study.

3.9.                        Regulatory Submission.  It is understood and acknowledged by the Parties that positive Clinical Data could be used to obtain label changes for the Compounds, and each Party may propose a Subsequent Study (as defined below) in connection therewith in accordance with Section 3.15.

3.10.                Joint Development Committee.  The Parties shall form a joint development committee (the “Joint Development Committee” or “JDC”) made up of an equal number of representatives of Merck and Adaptimmune, which shall have responsibility for coordinating all regulatory and other activities under, and pursuant to, this Agreement.  The number of representatives of Merck and Adaptimmune on the JDC will be mutually agreed from time to time during the Term. Each Party shall designate a project manager (the “Project Manager”) who shall be responsible for implementing and coordinating activities and facilitating the exchange of information between the Parties with respect to the Study.  Each Party may invite additional members to the JDC where necessary for the coordination of activities pursuant to this Agreement. In particular Adaptimmune will be entitled, ***

. The JDC shall meet as soon as practicable after the Effective Date and then no less than twice yearly, and more often as reasonably considered necessary at the request of either Party, to provide an update on the progress of the Study.  The JDC may meet in person or by means of teleconference, Internet conference, videoconference or other similar communications equipment.  Prior to any such meeting, the Adaptimmune Project Manager shall provide an update in writing to the Merck Project

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Manager, which update shall contain information about the overall progress of the Study, recruitment status, interim analysis (if results available), final analysis and other information relevant to the conduct of the Study (the “Study Update”).  In addition to a Project Manager, each Party shall designate an alliance manager who may be the same individual as the Project Manager (the “Alliance Manager”), who shall endeavor to ensure clear and responsive communication between the Parties and the effective exchange of information and shall serve as the primary point of contact for any issues arising under this Agreement.  The Alliance Managers shall have the right to attend all JDC meetings and may bring to the attention of the JDC any matters or issues either of them reasonably believes should be discussed and shall have such other responsibilities as the Parties may mutually agree in writing.  In the event that an issue arises and the Alliance Managers cannot or do not, after good faith efforts, facilitate agreement on such issue, or if there is a decision to be made by the JDC on which the members of the JDC cannot unanimously agree, the issue shall be elevated to the Vice President of Clinical Oncology for Merck and the Chief Operating Officer for Adaptimmune.  In the event such escalation does not result in resolution or consensus: (a) Merck shall have final decision-making authority with respect to issues related to Merck Compound; and (b) Adaptimmune shall have final decision-making authority with respect to issues related to Adaptimmune Compound.

3.11.                Final Study Report.  Adaptimmune shall provide Merck with an electronic draft of the final study report promptly following Study Completion, and Merck shall have *** days after receipt of such draft to provide comments thereon.  Adaptimmune shall consider in good faith any comments provided by Merck on the draft final study report and shall not include any statements relating to the Merck Compound that have not been approved by Merck.  Adaptimmune shall deliver to Merck a final version of the final study report promptly following finalization thereof (the “Final Study Report”). “Study Completion” shall occur upon database lock of the Study results.

3.12.                Participation by GSK.

3.12.1.    Adaptimmune represents and warrants that  (i) pursuant to the Option Purchase Agreement, GSK has an option (the “Option”) for a specified period of time (“Option Exercise Time”) to obtain an exclusive worldwide license under certain Adaptimmune intellectual property rights to make, have made, import, use, offer for sale, and sell the Adaptimmune Compound, and (ii) pursuant to the terms of the Option Purchase Agreement, Adaptimmune is required to provide certain information regarding its operations and the Adaptimmune Compound to GSK on an on-going basis during the Option Period.  The obligation of Adaptimmune described in (ii) above requires Adaptimmune to, during the Option Period: (I) provide a copy of the Clinical Data to GSK, (II) allow GSK to attend (but not vote at) JDC meetings where material decisions relating to the Study (including its design) are discussed and if GSK is not in attendance at a JDC meeting, report back on decisions made by the JDC, (III) consult with GSK on upcoming decisions, if any, to be made by the JDC, (IV) provide GSK with a copy of each Study Update, drafts of the final study report and the Final Study Report, (V) allow GSK to attend (up to a maximum of *** individuals), as an adviser to Adaptimmune, discussions between Adaptimmune and Regulatory Authorities regarding the Study; and (VI) provide information about any Jointly Owned Inventions and draft Joint Patent Applications to GSK in a timely manner that allows GSK to discuss with Adaptimmune the filing of a Joint Patent Application and provide comments

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on any draft. The Parties acknowledge that the information provided to GSK pursuant to or in contemplation of the activities contemplated, in either case, by the preceding sentence may constitute Confidential Information of Merck or be subject to certain limitations on use ***

.  “Option Period” as used in this Agreement shall mean the period of time expiring on the earlier of ***

.

3.12.2.    During the Option Period Merck consents to Adaptimmune providing a copy of ***

(individually and/or collectively the “Study Information”) and to allowing GSK to attend meetings of the JDC or meetings with Regulatory Authorities, in each case as contemplated by the preceding paragraph, provided,  that, Adaptimmune shall cause the following to occur, as applicable, prior to making any disclosure of Study Information to GSK or allowing GSK to attend such meetings:  (i) All disclosures of the Study Information shall be provided to Merck contemporaneously (or earlier)  with any such provision to GSK, (ii) GSK shall be bound to an obligation of confidentiality and non-use as set out in the side letter attached hereto as Schedule 3.12, (iii) GSK shall attend any meeting with Regulatory Authorities concerning the Study solely as an adviser to Adaptimmune (with up to *** representatives of GSK entitled to attend) and only as may be permitted by the applicable Regulatory Authority, and (iv) GSK shall attend any meetings of the JDC as an adviser to Adaptimmune and shall not have any voting rights on decisions at the JDC.  ***

.

3.13.                Relationship.  Except as expressly set forth in this Agreement, nothing in this Agreement shall: (a) prohibit either Party from performing clinical studies other than the Study relating to its own Compound, either individually or in combination with any other compound or product, in any therapeutic area; or (b) create an exclusive relationship between the Parties with respect to any Compound. Each Party acknowledges and agrees that nothing in this Agreement shall be construed as a representation or inference that the other Party will not develop for itself, or enter into business relationships with other Third Parties regarding, any products, programs, studies (including combination studies), technologies or processes that are similar to or that may compete with the Combination or any other product, program, technology or process, including Adaptimmune Class Compound or PD-1 Antagonists, provided that the Clinical Data, Confidential Information, Jointly

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Owned Inventions and Sample Testing Results are not used or disclosed in connection therewith in violation of this Agreement other than as contemplated by Section 9.4.

3.14.    Licensing.  Nothing in this Agreement shall prohibit or restrict a Party from licensing, assigning or otherwise transferring to an Affiliate or Third Party its Compound and the related Clinical Data, Confidential Information, Jointly Owned Inventions or Sample Testing Results; provided, however, that in the case of any such license, assignment or transfer, the licensee, assignee or transferee shall agree in writing to be bound by the terms of this Agreement with respect to such Clinical Data, Confidential Information, Jointly Owned Inventions or Sample Testing Results.  For purposes of clarity, any assignment or transfer of this Agreement must comply with Section 18 of this Agreement.

3.15.    Subsequent Study.

(a)        During the Term and for a period of ***                         after Study Completion, either Party shall have the option to propose amending this Agreement and the Related Agreements or negotiating a new agreement (the “Subsequent Study Agreement”), as appropriate, for the purpose of conducting follow-on studies for the Combination (each a “Subsequent Study”) by sending written notification of such proposal to the other Party.

(b)        If the receiving Party desires to engage in discussions around the proposed Subsequent Study, such Party shall notify the other Party, in writing, no later than ***            days after receipt of the written proposal, ***

.

4.            Protocol and Certain Other Documents.

4.1.      Protocol.  A summary of the initial Protocol has been agreed to by the Parties as of the Effective Date and is attached hereto as Appendix A.  Adaptimmune shall (a) provide a draft of the Protocol (and any subsequent revisions thereof) to Merck for Merck’s review and comment, (b) consider in good faith any changes to the draft of the Protocol requested by Merck, and (c) incorporate any changes requested by Merck with respect to Merck Compound.  The Protocol shall be submitted to the Parties for final approval.  To the extent there is a disagreement between the Parties regarding the contents of the Protocol, Adaptimmune shall have final decision-making authority; provided, however, that any material changes to any draft of the Protocol (other than material changes relating solely to the Adaptimmune Compound) from the draft of the Protocol previously provided to Merck, any material changes to the approved final Protocol (other than material changes relating solely to the Adaptimmune Compound), and any changes to any draft of the Protocol or approved final Protocol (whether or not material) relating to the Merck Compound (including with respect to the quantities and/or presentations of Merck Compound to be provided for the Study and/or the timing for Delivery thereof), shall require Merck’s prior written consent.  Any such proposed changes will be sent in writing to Merck’s Project Manager and Merck’s Alliance Manager.  Merck will provide such consent, or a written explanation for

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why such consent is being withheld, within fifteen (15) Business Days after Merck receives a copy of Adaptimmune’s requested changes.

4.1.1.   Notwithstanding anything to the contrary contained herein, Merck, in its sole discretion, shall have the sole right to determine the dose and dosing regimen for the Merck Compound and shall have the final decision on all matters relating to the Merck Compound (including quantities of Merck Compound to be supplied pursuant to Article 8) and any information regarding the Merck Compound included in the Protocol.

4.1.2.   Notwithstanding anything to the contrary contained herein, Adaptimmune, in its sole discretion, shall have the sole right to determine the dose and dosing regimen for the Adaptimmune Compound and shall have the final decision on all matters relating to the Adaptimmune Compound (including quantities of Adaptimmune Compound to be supplied pursuant to Article 8) and any information regarding the Adaptimmune Compound included in the Protocol.

4.2.      Informed Consent.  Adaptimmune shall prepare the patient informed consent form for the Study (which shall include provisions regarding the use of Samples in Sample Testing) in consultation with Merck (it being understood and agreed that the portion of the informed consent form relating to the Sample Testing of the Merck Compound shall be provided to Adaptimmune by Merck).  Any proposed changes to such form that relate to the Merck Compound, including Sample Testing of the Merck Compound, shall be subject to Merck’s prior written consent.  Any such proposed changes will be sent in writing to Merck’s Project Manager and Merck’s Alliance Manager. Merck will provide such consent, or a written explanation for why such consent is being withheld, within ***         Business Days after Merck receives a copy of Adaptimmune’s requested changes.

4.3.      Financial Disclosure.  Adaptimmune shall (a) track and collect financial disclosure information from all “clinical investigators” involved in the Study and (b) prepare and submit the certification and/or disclosure of the same in accordance with all Applicable Law, including, but not limited to, Part 54 of Title 21 of the United States Code of Federal Regulations (Financial Disclosure by Clinical Investigators) and related FDA Guidance Documents. Adaptimmune shall track and collect from all “clinical investigators” involved in the Study one (1) “combined” certification and/or disclosure form for both Merck and Adaptimmune. For purposes of this Section 4.3, the term “clinical investigators” shall have the meaning set forth in Part 54.2(d) of Title 21 of the United States Code of Federal Regulations.

5.         Adverse Event Reporting.

5.1.      Pharmacovigilance Agreement.  Adaptimmune will be solely responsible for compliance with all Applicable Laws pertaining to safety reporting for the Study and related activities.  The Parties will execute a pharmacovigilance agreement (“Pharmacovigilance Agreement”) prior to the initiation of clinical activities under the Study, but in any event within *** days after the Effective Date, to ensure the exchange of relevant safety data within appropriate timeframes and in an appropriate format to enable the Parties to fulfill local and international regulatory reporting obligations and to facilitate appropriate safety reviews.  In the event of any inconsistency between the terms of this Agreement and the Pharmacovigilance Agreement, the terms of this

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Agreement shall control. The Pharmacovigilance Agreement will include safety data exchange procedures governing the coordination of collection, investigation, reporting, and exchange of information concerning any adverse experiences, pregnancy reports, and any other safety information arising from or related to the use of the Merck Compound and Adaptimmune Compound in the Study, consistent with Applicable Law.  Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to Government Authorities.  In addition, to the extent that Merck is required by Applicable Law to report payments made by Adaptimmune and its Subcontractors to physicians or teaching hospitals, it shall provide on a timely basis, in consultation with Merck, all information necessary to comply with Applicable Law.

5.2.      Transmission of SAEs.  Adaptimmune will transmit to Merck by fax or secure email notification as set forth in the Pharmacovigilance Agreement all serious adverse events (“SAEs”) as follows:

5.2.1.   For drug-related fatal and life-threatening SAEs, Adaptimmune will send a completely processed case (on a CIOMS-1 form in English) within *** calendar days after receipt by Adaptimmune of such SAEs.

5.2.2.   For all other SAEs, including non-drug-related fatal and life-threatening SAEs, Adaptimmune will send a completely processed case (on a CIOMS-1 form in English) within *** calendar days after receipt by Adaptimmune of such SAEs.

6.            Term and Termination.

6.1.      Term.  The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until *** of (i) delivery of the *** and (ii) ***   plus ***    months, or until terminated by either Party pursuant to this Article 6 (the “Term”).

6.2.      Merck Termination Right for Safety.  In the event that Merck in good faith believes that the Merck Compound is being used in the Study in an unsafe manner and notifies Adaptimmune in writing of the grounds for such belief, and Adaptimmune fails to promptly incorporate changes into the Protocol requested by Merck to address such issue or to otherwise address such issue reasonably and in good faith, Merck may terminate this Agreement and the supply of the Merck Compound immediately upon written notice to Adaptimmune.

6.3.      Material Breach.  Either Party may terminate this Agreement if the other Party commits a material breach of this Agreement, and such material breach continues for ***   days after receipt of written notice thereof from the non-breaching Party; provided that if such material breach cannot reasonably be cured within ***  days, the breaching Party shall be given a reasonable period of time to cure such breach; provided further, that if such material breach is incapable of cure, then the notifying Party may terminate this Agreement effective after the expiration of such ***   day period.

6.4.      Mutual Termination Right for Patient Safety.  If either Party determines in good faith, based on a review of the Clinical Data, Sample Testing Results or other Study-related Know-How or other information, that the Study may unreasonably affect patient safety, such Party shall promptly notify the other Party of such determination.  The Party receiving such notice may propose modifications to the Study to address the safety

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issue identified by the other Party and, if the notifying Party agrees, shall act to implement immediately such modifications; provided, however, that if the notifying Party, in its sole discretion, believes that there is imminent danger to patients, such Party need not wait for the other Party to propose modifications and may instead terminate this Agreement immediately upon written notice to such other Party.  Furthermore, if the notifying Party, in its sole discretion, believes that any modifications proposed by the other Party will not resolve the patient safety issue, such Party may terminate this Agreement effective upon written notice to such other Party.

6.5.      Mutual Termination Right Due to Regulatory Action; Other Reasons.  Either Party may terminate this Agreement immediately upon written notice to the other Party in the event that any Regulatory Authority takes any action, or raises any objection, that prevents the terminating Party from supplying its Compound for purposes of the Study.  Additionally, either Party shall have the right to terminate this Agreement immediately upon written notice to the other Party in the event that it determines in its sole discretion to withdraw any applicable Regulatory Approval for its Compound or to discontinue development of its Compound, for medical, scientific or legal reasons.

6.6.      Return of Merck Compound.  In the event that this Agreement is terminated, or in the event Adaptimmune remains in possession (including through any Affiliate or Subcontractor) of Merck Compound at the time this Agreement expires, Adaptimmune shall, at Merck’s sole discretion, promptly either return or destroy all unused Merck Compound pursuant to Merck’s instructions.  If Merck requests that Adaptimmune destroy the unused Merck Compound, Adaptimmune shall provide written certification of such destruction.

6.7.      Anti-Corruption.  Either Party shall have the right to terminate this Agreement immediately upon written notice to the other Party, if such other Party fails to perform any of its obligations under Section 13.4 or breaches any representation or warranty contained in Section 13.4.  Except as set forth in Section 6.11, the non-terminating Party shall have no claim against the terminating Party for compensation for any loss of whatever nature by virtue of the termination of this Agreement in accordance with this Section 6.7.

6.8.      Survival.  The provisions of Sections 3.4 through 3.9 (inclusive), 3.14, 5, 6.6 through 6.11 (inclusive), 8.5.2, 8.11, 8.14 through 8.16 (inclusive), 13.4.6, 14.2, and 14.3, and Articles 1, 5, 9 through 12 (inclusive), 17, and 20 through 25 (inclusive) shall survive the expiration or termination of this Agreement. In the event of termination of this Agreement, the Study shall be stopped in accordance with the provisions of the Protocol and with due consideration to the safety of patients.  Where required by a Regulatory Authority or as otherwise agreed to by the Parties, the Parties will reasonably cooperate to supply reasonable quantities of its respective Compound at its sole cost for such post-Study access.

6.9.      No Prejudice.  Termination of this Agreement shall be without prejudice to any claim or right of action of either Party against the other Party for any prior breach of this Agreement.

6.10.    Confidential Information.  Upon termination of this Agreement, each Party and its Affiliates shall promptly return to the Disclosing Party or destroy any Confidential Information of the Disclosing Party (other than Clinical Data, Sample Testing Results and Inventions) furnished to the Receiving Party by the Disclosing Party; provided, however that the Receiving Party may retain one copy of such Confidential Information in its confidential files, solely for purposes of exercising the Receiving Party’s rights hereunder, satisfying its obligations hereunder or complying with any legal proceeding or requirement with respect thereto, and provided further that the Receiving Party shall not be required to erase electronic files created in the ordinary course of business during automatic system back-up procedures pursuant to its electronic record retention and destruction practices that apply to its own general electronic files and information so long as such electronic files are (i) maintained only on centralized storage servers (and not on personal computers or devices), (ii) not accessible by any of its personnel (other than its information technology specialists), and (iii) are not otherwise accessed subsequently except with the written consent of the Disclosing Party or as required by law or legal process.  Such retained copies of Confidential Information shall remain subject to the confidentiality and non-use obligations herein.

6.11.    Manufacturing Costs.  In the event of termination by Merck pursuant to Section 6.3 or 6.7 above, Merck shall be entitled to ***

(as defined herein) incurred by Merck for its Compound Delivered for the Study.  ***

.

6.12.    In the event of termination by Adaptimmune pursuant to Section 6.3 or 6.7 above, Adaptimmune shall be entitled to ***

(as defined above) incurred by Adaptimmune for its Compound Delivered for the Study.  ***

.

7.         Costs of Study.

The Parties agree that: (a) Merck shall provide the Merck Compound for use in the Study, as described in Article 8 below at ***          ; (b) each Party will be responsible for its own internal costs and expenses to support the Study and the costs of any Sample Testing conducted by such Party in connection with the Study; and (c) Adaptimmune shall bear all other costs associated with the conduct of the Study, including that Adaptimmune shall provide the Adaptimmune Compound for use in the Study, as described in Article 8 below.  For the avoidance of doubt, Adaptimmune will not be required to reimburse Merck for any costs or expenses

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incurred by Merck or its Affiliates in connection with the Study (except as provided in Section 6.11) and Merck will not be required to reimburse Adaptimmune for any costs or expenses incurred by Adaptimmune or its Affiliates in connection with the Study.

8.         Supply and Use of the Compounds.

8.1.      Supply of the Compounds.  Subject to the terms and conditions of this Agreement, each of Adaptimmune and Merck will use commercially reasonable efforts to supply, or cause to be supplied, the quantities of in the case of Adaptimmune, precursor vector for its Compound and in the case of Merck, Merck Compound as are set forth in Appendix B, on the timelines set forth in Appendix B, in each case for use in the Study, in accordance with the Protocol and the patient treatment requirement thereunder. In the event the Parties determine that the quantities of either Compound or precursor vector for such Compound set forth on Appendix B are not sufficient to complete the Study, the Parties shall agree in good faith on additional quantities of Compound or precursor vector to be provided to complete the Study and the revised Appendix B on which such additional quantities will be provided.  If the Protocol is changed in accordance with Section 4 in such a manner that may affect the quantities of Compound or precursor vector to be provided or the timing for providing such quantities, the Parties shall amend Appendix B to reflect any changes required to be consistent with the Protocol.  Each Party shall also provide to the other Party a contact person for the supply of its Compound under this Agreement.  Notwithstanding the foregoing, or anything to the contrary herein, in the event that either Party is not supplying its Compound in accordance with the terms of this Agreement, or is allocating under Section 8.9, then the other Party shall have no obligation to supply its Compound, or may allocate proportionally.

8.2.      Clinical Quality Agreement.  Within ***     days from the Effective Date of this Agreement, the Parties shall, either themselves or through an Affiliate, enter into a quality agreement that shall address and govern issues related to the quality of clinical drug supply to be supplied by the Parties for use in the Study (“Clinical Quality Agreement”).  Merck shall have no obligation to supply Merck Compound under this Agreement until the Clinical Quality Agreement has been executed by the Parties.  In the event of any inconsistency between the terms of this Agreement and the Clinical Quality Agreement, the terms of this Agreement shall control, save in relation to matters solely relating to quality where Clinical Quality Agreement shall override and supersede. The Clinical Quality Agreement shall, among other things:  (i) detail classification of any Compound found to have a Non-Conformance; (ii) include criteria for Manufacturer’s Release and related certificates and documentation; (iii) include criteria and timeframes for acceptance of Merck Compound; (iv) include procedures for the resolution of disputes regarding any Compounds found to have a Non-Conformance; and (v) include provisions governing the recall of Compounds.

8.3.      Minimum Shelf Life Requirements. Merck shall use commercially reasonable efforts to supply its Compound hereunder with an adequate remaining shelf life at the time of Delivery to meet the Study requirements. Adaptimmune shall supply its Compound in accordance with the Protocol and as required to meet patient demand at Study sites.

8.4.      Provision of Compounds.

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8.4.1.   Merck will deliver the Merck Compound *** (INCOTERMS 2010) to Adaptimmune’s, or its designee’s, location as specified by Adaptimmune (“Delivery” with respect to such Merck Compound).  Title and risk of loss for the Merck Compound shall transfer from Merck to Adaptimmune at Delivery.  All costs associated with the subsequent transportation, warehousing, and distribution of Merck Compound shall be borne by ***.  Adaptimmune will, or will cause its designee to: (i) take delivery of the Merck Compound supplied hereunder; (ii) perform the acceptance (including testing) procedures allocated to it under the Clinical Quality Agreement; (iii) subsequently label and pack the Merck Compound (in accordance with Section 8.5), and promptly ship the Merck Compound to the Study sites for use in the Study, in compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreement; and (iv) provide, from time to time at the reasonable request of Merck, the following information: ***

documentation related to the Merck Compound, such other transport or storage documentation related to the Merck Compound as may be reasonably requested by Merck, and usage and inventory reconciliation documentation related to the Merck Compound and as reasonably requested by Merck.

8.4.2.   Adaptimmune is solely responsible, at its own cost, for supplying (including all Manufacturing, acceptance and release testing) sufficient quantities of the Adaptimmune Compound for the Study, and the subsequent handling, storage, transportation, warehousing and distribution of the Adaptimmune Compound supplied hereunder.  Adaptimmune shall ensure that all such activities are conducted in compliance with cGMP, GCP and other Applicable Law and the Clinical Quality Agreement.  For purposes of this Agreement, the “Delivery” of a given quantity of the Adaptimmune Compound shall be deemed to occur when such quantity is packaged for shipment to a Study site.

8.5.      Labeling and Packaging; Use, Handling and Storage.

8.5.1.   The Parties’ obligations with respect to the labeling and packaging of the Compounds are as set forth in the Clinical Quality Agreement.  Notwithstanding the foregoing or anything to the contrary contained herein, Merck shall provide the Merck Compound to Adaptimmune in the form of ***            , and Adaptimmune shall be responsible at its expense for labeling, packaging and leafleting such Merck Compound in accordance with the terms and conditions of the Clinical Quality Agreement and otherwise in accordance with all Applicable Law, including cGMP, GCP, and health, safety and environmental protections.

8.5.2.   Adaptimmune shall: (i) use the Merck Compound solely for purposes of performing the Study; (ii) not use the Merck Compound in any manner that is inconsistent with this Agreement or for any commercial purpose; and (iii) label, use, store, transport, handle and dispose of the Merck Compound in compliance with Applicable Law and the Clinical Quality Agreement, as well as all instructions of Merck.  Adaptimmune shall not reverse engineer, reverse compile, disassemble or otherwise attempt to derive the composition or underlying information, structure or ideas of the Merck Compound, and in particular shall not analyze the Merck Compound by physical, chemical or biochemical means except as necessary to perform its obligations under the Clinical Quality Agreement.

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8.6.      Product Specifications.  A certificate of analysis shall accompany each shipment of the Merck Compound to Adaptimmune.  Upon request, Adaptimmune shall provide Merck with a certificate of analysis covering each shipment of Adaptimmune Compound used in the Study.

8.7.      Changes to Manufacturing.  Each Party may make changes from time to time to its Compound or the Manufacturing Site, provided that such changes shall be in accordance with the Clinical Quality Agreement.

8.8.      Product Testing; Noncompliance.

8.8.1.   After Manufacturer’s Release.  After Manufacturer’s Release of the Merck Compound and concurrently with Delivery of the Compound to Adaptimmune, Merck shall provide Adaptimmune with such certificates and documentation as are described in the Clinical Quality Agreement (“Disposition Package”).  Adaptimmune shall, within the time defined in the Clinical Quality Agreement, perform with respect to the Merck Compound, the acceptance (including testing) procedures allocated to it under the Clinical Quality Agreement.  Adaptimmune shall be solely responsible for taking all steps necessary to determine that Merck Compound or Adaptimmune Compound, as applicable, is suitable for release before making such Merck Compound or Adaptimmune Compound, as applicable, available for human use, and Merck shall provide cooperation or assistance as reasonably requested by Adaptimmune in connection with such determination with respect to the Merck Compound.  Adaptimmune shall be responsible for storage and maintenance of the Merck Compound until it is tested and/or released, which storage and maintenance shall be in compliance with (a) the Specifications for the Merck Compound, the Clinical Quality Agreement and Applicable Law and (b) any specific storage and maintenance requirements as may be provided by Merck from time to time.  Adaptimmune shall be responsible for any failure of the Merck Compound to meet the Specifications to the extent caused by shipping, storage or handling conditions after Delivery to Adaptimmune hereunder.

8.8.2.   Non-Conformance.

(a)       In the event that either Party becomes aware that any Compound may have a Non-Conformance, despite testing and quality assurance activities (including any activities conducted by the Parties under Section 8.8.1), such Party shall immediately notify the other Party in accordance with the procedures of the Clinical Quality Agreement.  The Parties shall investigate any Non-Conformance in accordance with Section 8.9 (Investigations) and any discrepancy between them shall be resolved in accordance with Section 8.8.3.

(b)      In the event that any proposed or actual shipment of the Merck Compound (or portion thereof) shall be agreed to have a Non-Conformance at the time of Delivery to Adaptimmune, then unless otherwise agreed to by the Parties, Merck shall replace such Merck Compound as is found to have a Non-Conformance (with respect to Merck Compound that has not yet been administered in the course of performing the Study).  Unless otherwise agreed to by the Parties in writing, the sole and exclusive remedies of Adaptimmune with respect to any Merck Compound that is found to have

a Non-Conformance at the time of Delivery shall be (i) ***                                                                                , (ii) ***                                                                           , and (iii) ***                                                                                                   ; provided that, for clarity, Adaptimmune shall not be deemed to be waiving any rights under Section 8.15.  In the event Merck Compound is lost or damaged by Adaptimmune after Delivery, Merck shall provide additional Merck Compound (if available for the Study) to Adaptimmune; provided that Adaptimmune shall ***

.  Except as set forth in the foregoing sentence, Merck shall have no obligation to provide replacement Merck Compound for any Merck Compound supplied hereunder other than such Merck Compound as has been agreed or determined to have a Non-Conformance at the time of Delivery to Adaptimmune.

(c)       Adaptimmune shall be responsible for, and Merck shall have no obligation or liability with respect to, any Adaptimmune Compound supplied hereunder that is found to have a Non-Conformance.  Adaptimmune shall replace any Adaptimmune Compound as is found to have a Non-Conformance (with respect to Adaptimmune Compound that has not yet been administered or used in relation to any patient treatment in the course of performing the Study).  Unless otherwise agreed to by the Parties in writing, the sole and exclusive remedies of Merck with respect to any Adaptimmune Compound that is found to have a Non-Conformance at the time of Delivery shall be (i) ***                                                       , (ii) ***                                                                                         (to the extent applicable), and (iii) ***                       (to the extent applicable, ***                                           ); provided that, for clarity, Merck shall not be deemed to be waiving any rights under Section 8.15.

8.8.3.   Resolution of Discrepancies.  Disagreements regarding any determination of Non-Conformance by Adaptimmune shall be resolved in accordance with the provisions of the Clinical Quality Agreement.

8.9.      Investigations.  The process for investigations of any Non-Conformance shall be handled in accordance with the Clinical Quality Agreement.

8.10.    Shortage; Allocation.  In the event that a Party’s Compound or precursor vector for Compound is in short supply such that a Party reasonably believes in good faith that it will not be able to fulfill its supply obligations hereunder with respect to its Compound or precursor vector (in the case of Adaptimmune), such Party will provide prompt written notice to the other Party thereof (including the shipments of Compound or vector hereunder expected to be impacted and the quantity of its Compound or vector that such Party reasonably determines it will be able to supply) and the Parties will promptly discuss such situation (including how the quantity of Compound or vector that such Party is able to supply hereunder will be allocated within the Study).  In such event, the Party experiencing such shortage shall use its commercially reasonable efforts to (i) remedy the situation giving rise to such shortage and to take action to minimize the impact of the shortage on the Study,

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and (ii) ***

.

8.11.    Records; Audit Rights.  Adaptimmune shall keep complete and accurate records pertaining to its use and disposition of Merck Compound (including its storage, shipping (cold chain) and chain of custody activities) and, upon request of Merck, shall provide access to and use reasonable efforts to procure from any  Subcontractor access to such records by Merck for the purpose of conducting investigations for the determination of Merck Compound safety and/or efficacy and Adaptimmune’s compliance with this Agreement with respect to the Merck Compound.

8.12.    Quality.  Quality matters related to the Manufacture of the Compounds shall be governed by the terms of the Clinical Quality Agreement in addition to the relevant quality provisions of this Agreement.

8.13.    Quality Control.  Each Party shall implement and perform operating procedures and controls for sampling, stability and other testing of its Compound, and for validation, documentation and release of its Compound and such other quality assurance and quality control procedures as are required by the Specifications, cGMPs and the Clinical Quality Agreement.

8.14.    Audits and Inspections.  The Parties’ audit and inspection rights related to this Agreement shall be governed by the terms of the Clinical Quality Agreement.

8.15.    Recalls.  Recalls of the Compounds shall be governed by the terms of the Clinical Quality Agreement.

8.16.    VAT.

(a)        It is understood and agreed between the Parties that any payments made and any other consideration given under this Agreement are each exclusive of any value added or similar tax (“VAT”), which shall be added thereon as applicable and at the relevant rate.  Subject to Section 8.16(b), where VAT is properly charged by the supplying Party and added to a payment made or other consideration provided (as applicable) under this Agreement, the Party making the payment or providing the other consideration (as applicable) will pay the amount of VAT properly chargeable only on receipt of a valid tax invoice from the supplying Party issued in accordance with the laws and regulations of the country in which the VAT is chargeable.  Each Party agrees that it shall provide to the other Party any information and copies of any documents within its Control to the extent reasonably requested by the other Party for the purposes of (i) determining the amount of VAT chargeable on any supply made under this Agreement, (ii) establishing the place of supply for VAT purposes, or (iii) complying with its VAT reporting or accounting obligations.

(b)        Where one Party or its Affiliate (the “First Party”) is treated as making supply of goods or services in a particular jurisdiction (for VAT purposes) for  no consideration, and the other Party or its Affiliate (the “Second Party”) is treated as receiving such supply in the same jurisdiction, thus resulting in an amount of VAT being properly chargeable on such supply, the Second Party shall only be obliged to pay to the First Party the amount of VAT properly chargeable on such supply (and no other amount). The Second Party shall pay such VAT to the First Party on receipt of a valid VAT invoice from the First Party (issued in accordance with

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the laws and regulations of the jurisdiction in which the VAT is properly chargeable). Each Party agrees to (i) use its reasonable efforts to determine and agree the value of the supply that has been made and, as a result, the corresponding amount of VAT that is properly chargeable and (ii) provide to the other Party any information or copies of documents in its Control as are reasonably necessary to evidence that such supply will take, or has taken, place in the same jurisdiction (for VAT purposes).

9.                                    Confidentiality.

9.1.                        Confidential Information.  Subject to Section 13.4.8, Adaptimmune and Merck agree to hold in confidence any Confidential Information provided by the other Party, and neither Party shall use Confidential Information of the other Party except to fulfill such Party’s obligations under this Agreement or exercising its rights.  Without limiting the foregoing, the Receiving Party may not, without the prior written permission of the Disclosing Party, disclose any Confidential Information of the Disclosing Party to any Third Party except to the extent disclosure (i) is required by Applicable Law; (ii) is pursuant to the terms of this Agreement; or (iii) is necessary for the conduct of the Study, and in each case ((i) through (iii)) provided that the Receiving Party shall provide reasonable advance notice to the Disclosing Party before making such disclosure.  For the avoidance of doubt, Adaptimmune may, without Merck’s consent, disclose Confidential Information to clinical trial sites and clinical trial investigators performing the Study, the data safety monitoring and advisory board relating to the Study, and Regulatory Authorities working with Adaptimmune on the Study, and Subcontractors in each case to the extent necessary for the performance of the Study and provided that such Persons (other than governmental entities) are bound by an obligation of confidentiality at least as stringent as the obligations contained herein.

9.2.                        Inventions.  Notwithstanding the foregoing: (i) Inventions that constitute Confidential Information and are jointly owned by the Parties, shall constitute the Confidential Information of both Parties and each Party shall have the right to use and disclose such Confidential Information consistent with Articles 10, 11 and 12; and (ii) Inventions that constitute Confidential Information and are solely owned by one Party shall constitute the Confidential Information of that Party and each Party shall have the right to use and disclose such Confidential Information consistent with Articles 10, 11 and 12.

9.3.                        Personal Identifiable Data.  All Confidential Information containing personal identifiable data shall be handled in accordance with all data protection and privacy laws, rules and regulations applicable to such data.

9.4.     Firewall.

9.4.1.            Adaptimmune hereby confirms that as of the Effective Date it (including any Affiliate) ***

. In the event Adaptimmune (or an Affiliate of Adaptimmune) does after the Effective Date ***

, Adaptimmune shall ***             , to: (i) ***

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; and (ii) otherwise ensure compliance with Adaptimmune’s obligations under Sections 3.7 and 3.8; and (iii) ***

.  In addition, at Merck’s request, Adaptimmune shall ***

; provided, however, that the foregoing shall not limit or restrict Adaptimmune’s ability to (A) use or disclose the Clinical Data as may be necessary to comply with Applicable Law or (B) share with Third Parties or Affiliates Toxicity and Safety Data where because of severity, frequency or lack of reversibility Adaptimmune needs to use such Toxicity and Safety Data with respect to the Adaptimmune Compound to ensure patient safety.

9.4.2.            Merck hereby confirms that as of the Effective Date it (including any Affiliate) ***

. In the event Merck (or an Affiliate of Merck) does after the Effective Date ***

Merck shall ***            , to: (i) ***

; and (ii) otherwise ensure compliance with Merck’s obligations under Sections 3.7 and 3.8; and (iii) ***

.  In addition, at Adaptimmune’s request, Merck shall *** with a ***                                                                                               ; provided, however, that the foregoing shall not limit or restrict Merck’s ability to (A) use or disclose the Clinical Data as may be necessary to comply with Applicable Law or (B) share with Third Parties or Affiliates Toxicity and Safety Data where because of severity, frequency or lack of reversibility Merck needs to use such Toxicity and Safety Data with respect to the Adaptimmune Compound to ensure patient safety.

10.                            Intellectual Property.

10.1.                Joint Ownership and Prosecution.

10.1.1.    All rights to all Inventions relating to, or covering, ***

(each a “Jointly Owned Invention”) shall be owned jointly by Adaptimmune and Merck.  Merck hereby assigns to Adaptimmune an undivided one-half interest in, to and under the Jointly Owned Inventions that are invented or created solely by Merck or by Persons having an obligation to assign such rights to Merck.  Adaptimmune hereby assigns to Merck an undivided one-half interest in, to and under any Jointly Owned Inventions that are invented or created solely by Adaptimmune or by Persons having an obligation to assign such rights to Adaptimmune.  For those countries where a specific license is required for a

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joint owner of a Jointly Owned Invention to practice such Jointly Owned Invention in such countries: (i) Merck hereby grants to Adaptimmune a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under Merck’s right, title and interest in and to all Jointly Owned Inventions to use such Jointly Owned Inventions in accordance with the terms of this Agreement; and (ii) Adaptimmune hereby grants to Merck a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid-up license, transferable and sublicensable, under Adaptimmune’s right, title and interest in and to all Jointly Owned Inventions to use such Jointly Owned Inventions in accordance with the terms of this Agreement.  For clarity, the terms of this Agreement do not provide Adaptimmune or Merck with any rights, title or interest or any license to the other Party’s intellectual property except as necessary to conduct the Study and as expressly provided under this Agreement, including as set forth in Section 10.4.

10.1.2.    Each Party shall have the right to ***

.

10.1.3.    Promptly following the Effective Date, but in any even as soon as practicable after the discovery of a Jointly Owned Invention, patent representatives of each of the Parties shall meet (in person or by telephone) to discuss the patenting strategy for any Jointly Owned Inventions that may arise.  In particular, the Parties shall discuss which Party will file and prosecute a patent application (including any provisional, substitution, divisional, continuation, continuation in part, reissue, renewal, reexamination, extension, supplementary protection certificate and the like) in respect of any Jointly Owned Invention (each, a “Joint Patent Application”) and whether the Parties wish to appoint counsel that is mutually acceptable to the Parties.  In any event, the Parties shall consult and reasonably cooperate with one another in the preparation, filing, prosecution (including prosecution strategy) and maintenance of such patent application and shall ***      the expenses associated with the Joint Patent Applications and any corresponding Joint Patents.  In the event that one Party (the “Filing Party”) wishes to file a patent application for a Jointly Owned Invention and the other Party (the “Non-Filing Party”) does not want to file a patent application for such Jointly Owned Invention or does not want to file in a particular country, the Non-Filing Party shall execute in a timely manner and at the Filing Party’s reasonable expense an assignment of such Jointly Owned Invention to the Filing Party (in such country or all countries, as applicable) and any additional documents as may be reasonably necessary to allow the Filing Party to file and prosecute such patent application.  If a Party (the “Opting-out Party”) wishes to discontinue the prosecution and maintenance (or sharing in the costs with respect thereto) of a Joint Patent Application or Joint Patent (in one or more countries), the other Party, at its sole option (the “Continuing Party”), may continue such prosecution and maintenance.  In such event, the Opting-out Party shall execute in a timely manner and at the Continuing Party’s reasonable expense an assignment of such Joint Patent Application or Joint Patent to the Continuing Party (in such country or all countries, as applicable) and any additional documents as may be necessary to allow the Continuing Party to prosecute and maintain such Joint Patent Application or Joint Patent.  Any Jointly Owned Invention, Joint Patent Application or Joint Patent so assigned shall thereafter be owned solely by the Continuing Party or Filing Party (as applicable), shall

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***                      , and the Non-Filing Party or Opting-out Party (as applicable) shall have ***                                  in the applicable country or countries.

10.1.4.    Except as expressly provided in Section 10.1.3 and in furtherance and not in limitation of Section 9.1, each Party agrees to make no patent application disclosing the other Party’s Confidential Information, and to give no assistance to any Third Party for such application, without the other Party’s prior written authorization.

10.1.5.    *** shall have the first right to initiate legal action to enforce all Joint Patents against infringement and to protect all Jointly Owned Inventions from misappropriation by any Third Party, where such infringement or misappropriation ***

or to defend any declaratory judgment action relating thereto, at its sole expense.  In the event that *** fails to initiate or defend such action within *** days after being first notified of such infringement, *** may request in writing the right to do so at its sole expense and Adaptimmune shall have a period of *** days from receipt of request to determine whether *** may or may not initiate or defend such action. *** shall have the first right to initiate legal action to enforce all Joint Patents against infringement and to protect all Jointly Owned Inventions from misappropriation by any Third Party, where such infringement or misappropriation ***

or to defend any declaratory judgment action relating thereto, at its sole expense.  In the event that *** fails to initiate or defend such action within *** days after being first notified of such infringement, *** may request in writing the right to do so at its sole expense and *** shall have a period of *** days from receipt of request to determine whether Adaptimmune may or may not initiate or defend such action.  The Parties shall cooperate in good faith to coordinate legal action to enforce all Joint Patents against infringement, and to protect all Jointly Owned Inventions from misappropriation, by any Third Party where such infringement or misappropriation results from the development or sale of a product ***                                                                    or to defend any declaratory judgment action relating thereto, and to the extent both Parties agree to bring such action shall share the costs and expenses of such litigation equally. Where one Party does not wish to bring such action or defend such action and the other Party does want to bring such action or defend such action, such other Party may continue with such action or defence at its sole cost and the non-progressing Party will reasonably cooperate to enable such other Party to bring such action or defence. The other Party shall bear its own costs in providing reasonable cooperation.

10.1.6.    If one Party brings any prosecution or enforcement action or proceeding against a Third Party with respect to any Joint Patent, and the second Party does not wish to participate in said prosecution or enforcement action, the second Party nevertheless agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the suit.  The costs and expenses of the Party bringing suit under this Section 10.1.6 shall be borne by the first Party unless an alternative expense sharing is agreed in writing between the Parties.

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10.1.7.    Any damages or other monetary awards recovered under Section 10.1.5 or Section 10.1.6 shall be shared as follows: (i) the amount of such recovery actually received by the Party controlling such action shall be first applied to the out-of-pocket costs of each Party in connection with such action; and then (ii) any remaining proceeds shall be ***

.  A settlement or consent judgment or other voluntary final disposition of a suit under Section 10.1.6 may not be entered into without the consent of the Party not bringing the suit, such consent not to be unreasonably withheld or delayed.

10.2.                Inventions Owned by Adaptimmune.  Notwithstanding anything to the contrary contained in Section 10.1, the Parties agree that all rights to Inventions relating ***

are the exclusive property of Adaptimmune (“Adaptimmune Inventions”).  Adaptimmune shall be entitled to file and prosecute in its own name relevant patent applications and to own resultant patent rights for any Adaptimmune Invention.  For the avoidance of doubt, any Invention ***

, even where the ***

, is an Adaptimmune Invention.  Merck hereby assigns its right, title and interest to any and all Adaptimmune Inventions to Adaptimmune.

10.3.                Inventions Owned by Merck.  Notwithstanding anything to the contrary contained in Section 10.1, the Parties agree that all rights to Inventions relating ***

are the exclusive property of Merck (“Merck Inventions”).  Merck shall be entitled to file and prosecute in its own name relevant patent applications and to own resultant patent rights for any Merck Invention. For the avoidance of doubt, any Invention ***

, even where the ***

, is a Merck Invention. Adaptimmune hereby assigns its right, title and interest to any and all Merck Inventions to Merck.

10.4.                Preexisting Rights to Combination Inventions.

10.4.1.    Adaptimmune Confirmation to Merck.  Adaptimmune hereby confirms that ***

.

10.4.2.    Merck Confirmation to Adaptimmune.  Merck hereby confirms that ***

.

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10.4.3.    No Other Rights.  For clarity, the terms of this Section 10.4 do not provide Merck or Adaptimmune with any rights, title or interest or any license to the other Party’s intellectual property rights ***

except as necessary to conduct the Study.

10.4.4.    Termination.  Any and all licenses granted under this Section 10.4 shall ***

.

11.                            Reprints; Rights of Cross-Reference.

Consistent with applicable copyright and other laws, each Party may use, refer to, and disseminate reprints of scientific, medical and other published articles and materials from journals, conferences and/or symposia relating to the Study that disclose the name of a Party, provided, however, that such use does not constitute an endorsement of any commercial product or service by the other Party.

12.                            Publications; Press Releases.

12.1.                Clinical Trial Registry.  Adaptimmune shall register the Study with the Clinical Trials Registry located at www.clinicaltrials.gov and is committed to timely publication of the results following Study Completion, after taking appropriate action to secure intellectual property rights (if any) arising from the Study.  The publication of the results of the Study will be in accordance with the Protocol.

12.2.                Publication.  Each Party shall use reasonable efforts to publish or present scientific papers dealing with the Study in accordance with accepted scientific practice.  The Parties agree that prior to submission of the results of the Study for publication or presentation or any other dissemination of such results including oral dissemination, the publishing Party shall invite the other to comment on the content of the material to be published, presented, or otherwise disseminated according to the following procedure:

12.2.1.    At least *** days prior to submission for publication of any paper, letter or any other publication, or *** days prior to submission for presentation of any abstract, poster, talk or any other presentation and in each case to the extent reasonably possible, the publishing Party shall provide to the other Party the full details of the proposed publication, presentation, or dissemination in an electronic version (cd-rom or email attachment).  Upon written request from the other Party, the publishing Party agrees not to submit data for publication/presentation/dissemination for an additional *** days in order to allow for actions to be taken to preserve rights for patent protection.

12.2.2.    The publishing Party shall give reasonable consideration to any request by the other Party made within the periods mentioned in Section 12.2.1 to modify the publication and the Parties shall work in good faith and in a timely manner to resolve any issue regarding the content for publication.

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12.2.3.    The publishing Party shall remove all Confidential Information of the other Party before finalizing the publication.

12.3.                Press Releases.  Within *** Business Days of the Effective Date, Adaptimmune shall be entitled to issue a press release in the form set forth in Schedule 12.3.  Except as provided in this Section 12.3, unless otherwise required by Applicable Law (including regulations under any stock exchange on which either Party or its Affiliates is listed), neither Party shall make any public announcement concerning this Agreement or the Study or otherwise communicate with any news media without the prior written consent of the other Party.  To the extent a Party desires to make such public announcement, such Party shall provide the other Party with a draft thereof at least *** Business Days prior to the date on which such Party would like to make the public announcement, unless such prior notice is not possible in order to comply with Applicable Laws (including regulations under any stock exchange on which either Party or its Affiliates is listed); provided, that, in such case the Party shall provide the other Party with as much advance notice as reasonably practicable.

13.                            Representations and Warranties; Disclaimers.

13.1.                Due Authorization.  Each of Adaptimmune and Merck represents and warrants to the other that: (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

13.2.                Compounds.

13.2.1.    Adaptimmune Compound.  Adaptimmune hereby represents and warrants to Merck that, other than the Option: (i) Adaptimmune has the full right, power and authority to grant all of the licenses granted to Merck under this Agreement; and (ii) Adaptimmune Controls the Adaptimmune Compound.

13.2.2.    Merck Compound.  Merck hereby represents and warrants to Adaptimmune that: (i) Merck has the full right, power and authority to grant all of the licenses granted to Adaptimmune under this Agreement; and (ii) Merck Controls the Merck Compound.

13.3.                Results.  Adaptimmune does not undertake that the Study shall lead to any particular result, nor is the success of the Study guaranteed.  Neither Party shall be liable for any use that the other Party may make of the Clinical Data nor for advice or information given in connection therewith.

13.4.                Anti-Corruption.

13.4.1.    In performing their respective obligations hereunder, the Parties acknowledge that the corporate policies of Adaptimmune and Merck and their respective Affiliates require that each Party’s business be conducted within the letter and spirit of the law. By signing this Agreement, each Party agrees to conduct the business contemplated herein in a manner that is consistent with all Applicable Law, including the Stark

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Act, Anti-Kickback Statute, Sunshine Act, and the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, good business ethics, and its ethics and other corporate policies and agrees to abide by the spirit of the other Party’s guidelines, which may be provided by such other Party from time to time.

13.4.2.    Specifically, each Party represents and warrants that it has not, and covenants that it, its Affiliates, and its and its Affiliates’ directors, employees, officers, and anyone acting on its behalf, will not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any action in furtherance of, any payment or transfer of anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage; or improperly assisting it in obtaining or retaining business for it or the other Party, or in any way with the purpose or effect of public or commercial bribery.

13.4.3.    Neither Party shall contact, or otherwise knowingly meet with, any Government Official for the purpose of discussing activities arising out of or in connection with this Agreement, without the prior written approval of the other Party, except where such meeting is consistent with the purpose and terms of this Agreement and in compliance with Applicable Law.

13.4.4.    Each Party represents and warrants that it (i) is not excluded, debarred, suspended, proposed for suspension or debarment, in Violation or otherwise ineligible for government programs; and (ii) to the best of its knowledge has not employed or subcontracted with any Person for the performance of the Study who is excluded, debarred, suspended, or is in Violation or otherwise ineligible for government programs.

13.4.5.    Each Party represents and warrants that, except as disclosed to the other in writing prior to the Effective Date, such Party: (1)  shall maintain arm’s length relations with all Third Parties with which it deals for or on behalf of the other in performance of this Agreement — please expand on what this is intended to cover; and (2) has provided complete and accurate information and documentation to the other Party, the other Party’s Affiliates and its and their personnel in the course of any due diligence conducted by the other Party for this Agreement, including disclosure of any officers, employees, owners or Persons directly or indirectly retained by such Party in relation to the performance of this Agreement who are Government Officials or relatives of Government Officials.  Each Party shall make all further disclosures to the other Party as are necessary to ensure the information provided remains complete and accurate throughout the Term.  Subject to the foregoing, each Party agrees that it shall not hire or retain any Government Official to assist in its performance of this Agreement, with the sole exception of conduct of or participation in clinical trials under this Agreement, provided that such hiring or retention shall be subject to the completion by the hiring or retaining Party of a satisfactory anti-corruption and bribery (e.g., FCPA) due diligence review of such Government Official.  Each Party further covenants that any future information and documentation submitted to the other Party as part of further due diligence or a certification shall be complete and accurate.

13.4.6.    Each Party through an independent Third Party reasonably acceptable to the other Party shall have the right during the Term, and ***                                                         , to conduct an investigation and audit of the other Party’s activities, books and records, to the extent they relate to that other Party’s

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performance under this Agreement, to verify compliance with the terms of this Section 13.4.  Such other Party shall cooperate fully with such investigation or audit, the scope, method, nature and duration of which shall be at the sole reasonable discretion of the Party requesting such audit.

13.4.7.    Each Party shall use commercially reasonable efforts to ensure that all transactions under the Agreement are properly and accurately recorded in all material respects on its books and records and that each document upon which entries in such books and records are based is complete and accurate in all material respects.  Each Party further represents, warrants and covenants that all books, records, invoices and other documents relating to payments and expenses under this Agreement are and shall be complete and accurate and reflect in reasonable detail the character and amount of transactions and expenditures.  Each Party shall maintain a system of internal accounting controls reasonably designed to ensure that no off-the-books or similar funds or accounts will be maintained or used in connection with this Agreement.

13.4.8.    Each Party agrees that in the event that the other Party believes in good faith that there has been a possible violation of any provision of Section 13.4, such other Party may make full disclosure of such belief and related information needed to support such belief at any time and for any reason to any competent government bodies and agencies, and to anyone else such Party determines in good faith has a legitimate need to know.

13.4.9.    Each Party shall comply with its own ethical business practices policy and any corporate integrity agreement (if applicable) to which it is subject, and shall conduct its Study-related activities in accordance with Applicable Law.  Each Party shall ensure that all of its employees involved in performing its obligations under this Agreement are made specifically aware of the compliance requirements under this Section 13.4.  In addition, each Party shall ensure that all such employees participate in and complete mandatory compliance training to be conducted by each Party, including specific training on anti-bribery and corruption, prior to his/her performance of any obligations or activities under this Agreement.  Each Party shall certify its continuing compliance with the requirements under this Section 13.4 on a periodic basis during the Term in such form as may be reasonably specified by the other Party.

13.4.10.                                            Each Party shall have the right to terminate this Agreement immediately upon violation of this Section 13.4 in accordance with Section 6.7.

13.5.                DISCLAIMER.  EXCEPT AS EXPRESSLY PROVIDED HEREIN, MERCK MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MERCK COMPOUND, AND ADAPTIMMUNE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE ADAPTIMMUNE COMPOUND.

14.                            Insurance; Indemnification; Limitation of Liability.

14.1.                Insurance.  Each Party warrants that it maintains a policy or program of insurance or self-insurance at levels sufficient to support the indemnification obligations assumed herein.  Upon request, a Party shall provide evidence of such insurance.

14.2.                Indemnification.

14.2.1.    Indemnification by Adaptimmune.  Adaptimmune agrees to defend, indemnify and hold harmless Merck, its Affiliates, and its and their employees, directors, subcontractors and agents from and against any loss, damage, reasonable costs and expenses (including reasonable attorneys’ fees and expenses) ***

(a “Liability”), except to the extent that such Liability was directly caused by (i) negligence or willful misconduct on the part of Merck (or any of its Affiliates, or its and their employees, directors, subcontractors or agents); (ii) a breach on the part of Merck of any of its representations and warranties or any other covenants or obligations of Merck under this Agreement, the Clinical Quality Agreement or Pharmacovigilance Agreement; or (iii) a breach of Applicable Law by Merck.

14.2.2.    Indemnification by Merck.  Merck agrees to defend, indemnify and hold harmless Adaptimmune, its Affiliates, and its and their employees, directors, Subcontractors and agents from and against any Liability to the extent such Liability was directly caused by (i) negligence or willful misconduct on the part of Merck (or any of its Affiliates, or its and their employees, directors, subcontractors or agents); (ii) a breach on the part of Merck of any of its representations and warranties or any other covenants or obligations of Merck under this Agreement, the Clinical Quality Agreement or Pharmacovigilance Agreement; or (iii) a breach of Applicable Law by Merck.

14.2.3.    Procedure.  The obligations of Merck and Adaptimmune under this Section 14.2 are conditioned upon the delivery of written notice to Merck or Adaptimmune, as the case might be, of any potential Liability within a reasonable time after a Party becomes aware of such potential Liability.  The indemnifying Party will have the right to assume the defense of any suit or claim related to the Liability (using counsel reasonably satisfactory to the indemnified Party) if it has assumed responsibility for the suit or claim in writing; provided that the indemnified Party may assume the responsibility for such defense to the extent the indemnifying Party does not do so in a timely manner).  The indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.  The Party controlling such defense (the “Defending Party”) shall keep the other Party (the “Other Party”) advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the Other Party with respect thereto.  The Defending Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Other Party, which shall not be unreasonably withheld.  The Defending Party, but solely to the extent the Defending Party is also the indemnifying Party, shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Other Party from all liability with respect thereto or that imposes any liability or obligation on the Other Party without the prior written consent of the Other Party.

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14.2.4. Study Subjects.  Adaptimmune shall not offer compensation on behalf of Merck to any Study subject or bind Merck to any indemnification obligations in favor of any Study subject.  Merck shall not offer compensation on behalf of Adaptimmune to any Study subject or bind Adaptimmune to any indemnification obligations in favor of any Study subject.

14.3.    LIMITATION OF LIABILITY.  IN NO EVENT SHALL EITHER PARTY (OR ANY OF ITS AFFILIATES OR SUBCONTRACTORS) BE LIABLE TO THE OTHER PARTY FOR, NOR SHALL ANY INDEMNIFIED PARTY HAVE THE RIGHT TO RECOVER, ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR DAMAGES FOR LOST OPPORTUNITIES), WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (X) THE MANUFACTURE OR USE OF ANY COMPOUND SUPPLIED HEREUNDER OR (Y) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN OR MADE PURSUANT TO THIS AGREEMENT, EXCEPT THAT SUCH LIMITATION SHALL NOT APPLY TO DAMAGES PAID OR PAYABLE TO A THIRD PARTY BY AN INDEMNIFIED PARTY FOR WHICH THE INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION HEREUNDER OR WITH RESPECT TO DAMAGES ARISING OUT OF OR RELATED TO A PARTY’S BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT WITH RESPECT TO USE, DISCLOSURE, LICENSE, ASSIGNMENT OR OTHER TRANSFER OF CLINICAL DATA, CONFIDENTIAL INFORMATION, JOINTLY-OWNED INVENTIONS AND SAMPLE TESTING RESULTS.

15.                            Use of Name.

Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name, trademark or logo of the other Party for any purpose in connection with the performance of this Agreement without the other Party’s prior written consent.

16.                            Force Majeure.

If, in the performance of this Agreement, one of the Parties is prevented, hindered or delayed by reason of any cause beyond such Party’s reasonable control (e.g., war, riots, fire, strike, acts of terror, governmental laws), such Party shall be excused from performance to the extent that it is necessarily prevented, hindered or delayed (“Force Majeure”).  The non-performing Party shall notify the other Party of such Force Majeure within *** days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

17.                            Entire Agreement; Amendment; Waiver.

This Agreement, together with the Appendices and Schedules hereto and the Related Agreements, constitutes the sole, full and complete agreement by and between the Parties with respect to the subject matter

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of this Agreement, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement.  In the event of a conflict between a Related Agreement and this Agreement, the terms of this Agreement shall control, save in relation to quality terms of the Clinical Quality Agreement where the quality terms will override and supersede.  No amendments, changes, additions, deletions or modifications to or of this Agreement shall be valid unless reduced to writing and signed by the Parties hereto.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

18.                            Assignment and Affiliates.

Neither Party shall assign or transfer this Agreement without the prior written consent of the other Party; provided, however, that (A) either Party may assign all or any part of this Agreement to one or more of its Affiliates without the other Party’s consent, and any and all rights and obligations of either Party may be exercised or performed by its Affiliates, provided that such Affiliates agree to be bound by this Agreement; and (B) where ***

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19.                            Invalid Provision.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision. In lieu of the illegal, invalid or unenforceable provision, the Parties shall negotiate in good faith to agree upon a reasonable provision that is legal, valid and enforceable to carry out as nearly as practicable the original intention of the entire Agreement.

20.                            No Additional Obligations.

Adaptimmune and Merck have no obligation to renew this Agreement or apply this Agreement to any clinical trial other than the Study except as provided in Section 3.15.  Neither Party is under any obligation to enter into another type of agreement at this time or in the future.

21.                            Governing Law; Dispute Resolution.

21.1.    The Parties shall attempt in good faith to settle all disputes arising out of or in connection with this Agreement in an amicable manner.  Any claim, dispute or controversy arising out of or relating to this Agreement, including the breach, termination or validity hereof or thereof (each, a “Dispute”), shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to its choice of law principles.

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21.2.    Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed or maintained notwithstanding any ongoing discussions between the Parties.

22.                            Notices.

All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier), or sent by internationally-recognized overnight courier addressed as follows:

If to Adaptimmune, to:

Adaptimmune Limited

101 Park Drive

Milton Park

Abingdon

Oxfordshire

OX14 4RY

Attention:  Chief Medical Officer and General Counsel

If to Merck, to:

Merck Sharp & Dohme B.V.

Waarderweg 39

2031 BN Haarlem

Netherlands

Attention:  ***

Facsimile:  ***

With copies (which shall not constitute notice) to:

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Attention:  ***

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23.                            Relationship of the Parties.

The relationship between the Parties is and shall be that of independent contractors, and does not and shall not constitute a partnership, joint venture, agency or fiduciary relationship.  Neither Party shall have the authority to make any statements, representations or commitments of any kind, or take any actions, that are binding on the other Party, except with the prior written consent of the other Party to do so.  All Persons employed by a Party will be the employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

24.                            Counterparts and Due Execution.

This Agreement and any amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers.  When executed by the Parties, this Agreement shall constitute an original instrument, notwithstanding any electronic transmission, storage and printing of copies of this Agreement from computers or printers.  For clarity, facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

25.                            Construction.

Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or).  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein shall be deemed to be followed by the phrase “without limitation” or like expression.  The term “will” as used herein means shall.  The terms “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and no to any particular provision of this Agreement. References to “Article,” “Section”, “Appendix” or “Schedule” are references to the numbered sections of this Agreement and the appendices attached to this Agreement, unless expressly stated otherwise.  Except where the context otherwise requires, references to this “Agreement” shall include the appendices attached to this Agreement.  The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto.

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IN WITNESS WHEREOF, the respective representatives of the Parties have executed this Agreement as of the Effective Date.

Adaptimmune Limited

By:	/s/ Helen Tayton-Martin

Helen Tayton-Martin
Name

COO
Title

Merck Sharp & Dohme B.V.

By:	/s/ K.J.F. Nathland

K.J.F. Nathland
Name

Managing Director
Title

Appendix A

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Appendix B

SUPPLY OF COMPOUND

Schedule of Deliveries for NY-ESO TCR vector product

Delivery Date	Quantity of Vials of vector product
***	***
Total	***

Schedule of Deliveries for KEYTRUDA®

Delivery Date	Quantity of Vials (Liquid - *** vial)
***	***
Total	***

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Schedule I

DATA SHARING AND SAMPLE TESTING SCHEDULE

Study Procedures	Shared between the Two Parties	Not Shared	Timing to provide item (data/sample, etc.)	Party to Analyze Data/Sample
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Schedule 3.12

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Schedule 12.3

Agreed Form Press Release

Adaptimmune Announces Collaboration with MSD to Evaluate KEYTRUDA® (pembrolizumab) in Combination with NY-ESO SPEAR® T-Cell Therapy in Multiple Myeloma

PHILADELPHIA, Pa. and OXFORD, UK., October XX, 2016 – Adaptimmune Therapeutics plc (Nasdaq: ADAP), a leader in T-cell therapy to treat cancer, today announced that it has entered into a clinical trial collaboration agreement with Merck & Co., Inc., Kenilworth, NJ, USA (known as MSD outside the US and Canada), for the assessment of Adaptimmune’s NY-ESO SPEAR® (Specific Peptide Enhanced Affinity Receptor) T-cell therapy in combination with MSD’s anti-programmed death-1 (PD-1) inhibitor, KEYTRUDA® (pembrolizumab), in patients with multiple myeloma. The study will evaluate the safety, pharmacokinetics, pharmacodynamics, and preliminary efficacy of the combination, and is planned for initiation in 1H 2017.

Adaptimmune’s SPEAR T-cell candidates are novel cancer immunotherapies that have been engineered to target and destroy cancer cells. Its NY-ESO SPEAR T-cell therapy has previously been evaluated in multiple myeloma in a single agent Phase I/II trial in which 20 out of 22 patients (91 percent) experienced a response at day 100 post autologous stem cell transplant. KEYTRUDA is a humanized monoclonal antibody that works by increasing the ability of the body’s immune system to help detect and fight tumor cells.  KEYTRUDA blocks the interaction between PD-1 and its ligands, PD-L1 and PD-L2, thereby activating T lymphocytes which may affect both tumor cells and healthy cells. Blocking this interaction is reported to enable T-cell activation and potentiates antitumor activity.

“In initial single-agent studies of our NY-ESO SPEAR T-cell therapy in patients with advanced myeloma in the context of stem cell transplantation, we have seen encouraging evidence of antitumor effect, safe administration and prolonged persistence of transduced cells,” said Rafael Amado, Adaptimmune’s chief medical officer. “KEYTRUDA has shown preliminary evidence of activity in multiple myeloma, and there is preclinical evidence to support the view that the combination of NY-ESO SPEAR T-cell therapy and anti-PD1 therapy may lead to meaningful anti-tumor activity. We look forward to evaluating our therapy alone and in combination with KEYTRUDA in a randomized trial of patients with multiple myeloma who are refractory or have relapsed with standard therapy.”

The agreement is between Adaptimmune and Merck & Co., Inc., Kenilworth, NJ, USA, through a subsidiary. Under the agreement, the trial will be sponsored by Adaptimmune. The agreement also includes provision for potential expansion to include Phase III registration studies in the same indication. Additional details were not disclosed.

About Multiple Myeloma

Multiple myeloma is a cancer formed by malignant plasma cells. Normal plasma cells are found in the bone marrow and are an important part of the immune system, which is made up of several types of cells that work together to fight infections and other diseases. Multiple myeloma is characterized by several features, including low blood counts, bone and calcium problems, infections, kidney problems, monoclonal gammopathy, and others; and by the proliferation of these plasma cells within bone marrow. The American Cancer Society estimates that approximately 30,300 new cases will be diagnosed in the United States in 2016. Average five-year survival rates are estimated to be approximately 45 percent with survival rates depending on factors such as age, stage of diagnosis and suitability for auto-SCT, which is used as part of the treatment for eligible patients with multiple myeloma. Despite recent therapeutic advances, multiple myeloma remains an incurable but treatable cancer. Patients are typically treated with repeat rounds of combination therapy with the time intervals to relapse becoming shorter with each successive line of therapy. The majority of patients eventually have a relapse which cannot be further treated.

About Adaptimmune’s TCR Technology

Adaptimmune’s proprietary SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell receptor (TCR) technology enables the company to genetically optimize TCRs, equipping them to recognize cancer antigens that are presented in small quantities on the surface of a cancer cell, whether of intracellular or extracellular origin, thus initiating cell death. The company’s differentiated, proprietary technology allows it to reliably generate parental TCRs to naturally presented targets, affinity optimize its TCRs to bind cancer proteins from solid and hematologic cancers that are generally unavailable to naturally occurring TCRs, and to significantly reduce the risk of side effects resulting from off-target binding of healthy tissues.

About Adaptimmune

Adaptimmune is a clinical stage biopharmaceutical company focused on novel cancer immunotherapy products based on its SPEAR® (Specific Peptide Enhanced Affinity Receptor) T-cell platform. Established in 2008, the company aims to utilize the body’s own machinery - the T-cell - to target and destroy cancer cells by using engineered, increased affinity TCRs as a means of strengthening natural patient T-cell responses. Adaptimmune’s lead program is a SPEAR T-cell therapy targeting the NY-ESO cancer antigen. Its NY-ESO SPEAR T-cell therapy has demonstrated signs of efficacy and tolerability in Phase 1/2 trials in solid tumors and in hematologic cancer types, including synovial sarcoma and multiple myeloma. Adaptimmune has a strategic collaboration and licensing agreement with GlaxoSmithKline for the development and commercialization of the NY-ESO TCR program. In addition, Adaptimmune has a number of proprietary programs. These include SPEAR T-cell therapies targeting the MAGE-A10 and AFP cancer antigens, which both have open INDs, and a further SPEAR T-cell therapy targeting the MAGE-A4 cancer antigen that is in pre-clinical phase with IND acceptance targeted for 2017. The company has identified over 30 intracellular target peptides preferentially expressed in cancer cells and is currently progressing 12 through unpartnered research programs. Adaptimmune has over 250 employees and is located in Oxfordshire, U.K. and Philadelphia, USA. For more information: http://www.adaptimmune.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 8, 2016, and our other SEC filings. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA.

Adaptimmune Contacts

Will Roberts

Vice President, Investor Relations

T:  (215) 825-9306

E: will.roberts@adaptimmune.com

Juli P. Miller, Ph.D.

Associate Director, Investor Relations

T:  (215) 825-9310

E: juli.miller@adaptimmune.com

Margaret Henry

Head of PR

T: +44 (0)1235 430036

Mob: +44 (0)7710 304249

E: margaret.henry@adaptimmune.com